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                                                                    EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dean Weber, the Chief Executive Officer of One Voice Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to One Voice Technologies, Inc. and will be retained by One Voice Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: November 14, 2003

                                                 /s/ Dean Weber
                                                 --------------
                                                 Name: Dean Weber
                                                 Title: Chief Executive Officer
                                                 and Chief Financial Officer